UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2024

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

32301 Woodward Avenue Royal Oak, Michigan (Address of principal executive offices)	48073 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 1, 2024, the Company posted an updated investor presentation to its website at www.agreerealty.com, which provides information on the Company’s year-to-date acquisition and development activity. The Company disclosed that it has approximately $200 million of acquisitions that are closed, under contract or under letter of intent year-to-date. In addition, the Company has commenced four development or Developer Funding Platform (“DFP”) projects year-to-date, with total anticipated costs of approximately $18 million. Including the 16 projects that were ongoing at year end, the Company has 20 development or DFP projects completed or under construction during the first quarter of 2024, totaling approximately $81 million of committed capital. Potential acquisitions are subject to customary closing conditions, including the completion of due diligence, and, in the case of properties subject to letters of intent, negotiation of definitive purchase and sale agreements, and there can be no assurance that these acquisitions will be completed on the terms described above or at all.

The presentation is furnished as Exhibit 99.1 to this report and is hereby incorporated by reference. The information in this Section 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description

99.1	March 2024 Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Chief Financial Officer and Secretary

Date: March 1, 2024